Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Fanjun Wu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sunwin International Neutraceuticals, Inc. on Form 10-KSB/A for the fiscal year ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of Sunwin International Neutraceuticals, Inc.

November 4, 2005

                                       By:  /s/ Fanjun Wu
                                            ------------------------------------
                                            Fanjun Wu
                                            CFO and Chief and
                                            Principal Accounting Officer